Share-Based Compensation	12 Months Ended
Dec. 31, 2014
Share-Based Compensation

11. Share-Based Compensation

The following table presents the Company’s share-based compensation expense by type of award:

	Years Ended December 31,
	2012	2013	2014
		$	$
Share options	1,437,201	205,699	1,464,233
Non-vested restricted shares	2,561,347	5,040,248	3,834,496
Total share-based compensation	3,998,548	5,245,947	5,298,729

Share Options:

During the year ended December 31, 2008, the Company adopted the Noah Holdings Limited Share Incentive Plan (the “2008 Plan”), which allows the Company to offer a variety of share-based incentive awards to the Group’s employees, officers, directors and individual consultants who render services to the Group. Under the 2008 Plan, the maximum number of shares that may be issued shall not exceed 8% of the shares in issue on the date the offer of the grant of an option is made. During the year ended December 31, 2010, the Company adopted its 2010 share incentive plan (the “2010 Plan”). Under the 2010 plan, the maximum number of shares in respect of which options, restricted shares, or restricted share units may be granted will be 10% of the Company’s current outstanding share capital, or 2,315,000 shares. Options have a ten-year life and generally vest 25% on the first anniversary of the grant date with the remaining 75% vesting ratably over the following 36 months.

The weighted-average grant-date fair value of options granted during the years ended December 31, 2012, 2013 and 2014 was nil, $39.64 and $27.87 per share, respectively. There were 75,694, 153,014 and 128,457 options exercised during the years ended December 31, 2012, 2013 and 2014 respectively.

Option modification

In January 2012, the Company modified the exercise price for certain outstanding options that have been granted under the Company’s 2008 and 2010 share incentive plans but not exercised as of January 16, 2012 in order to provide appropriate incentives to the relevant employees, officers and directors of the Company. The exercise prices of the eligible options were modified to be US$12.12 per ordinary share, or US$6.06 per ADS, which represents the average closing price of the Company’s ADSs traded on the New York Stock Exchange during the preceding week of the modifications, with other conditions remaining unchanged. The Company compared the fair value of the modified options against the original awards as of the modification date and concluded that there is $0.7 million incremental compensation cost related to options not yet vested to be recognized over the remaining vesting period and $0.2 million incremental compensation cost related to options already vested to be recognized immediately as of date of modification. The weighted average exercise price before and after the modification are $19.81 and $12.12 per ordinary share, respectively.

The Company converted the options that were granted under the Company’s 2008 and 2010 share incentive plans but unvested as of May 21, 2012 into restricted shares. The conversion reduced the number of options and made the exercise prices to be zero, but other conditions remaining unchanged. The Company compared the fair value of the modified options against the original awards as of the modification date and concluded that there is $2.2 million incremental compensation cost related to restricted shares not yet vested to be recognized over the remaining vesting period. The weighted average exercise price before and after the modification are $9.52 and nil per ordinary share, respectively.

The Group uses the Black-Scholes pricing model and the following assumptions to estimate the fair value of the options granted or modified:

	2012	2013	2014
Average risk-free rate of return	2.00%	1.55%	1.89%
Weighted average expected option life	5.3 years	5.6 years	6.0 years
Estimated volatility	53.7%	80.5%	82.2%
Average dividend yield	Nil	1.90%	Nil

The following table summarizes option activity during the year ended December 31, 2014:

	Number of options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value of Options
		$		$
Outstanding as of January 1, 2014	266,915	13.23	6.3 years	7,356,916
Granted	407,667	27.87
Exercised	(128,457)	5.43
Forfeited	(40,869)	18.19
Converted to restricted shares	(19,375)	37.03
Outstanding as of December 31, 2014	485,881	26.21	8.4 years	9,076,068
Vested and expected to vest as of December 31, 2014	410,958	26.21	8.4 years	7,676,538
Exercisable as of December 31, 2014	192,329	23.76	6.9 years	3,623,721

As of December 31, 2014, there was $5,452,347 of unrecognized compensation expense related to unvested share options, which is expected to be recognized over a weighted average period of 3.29 years.

Non-vested Restricted Shares:

Restricted Shares modification

On March 11, 2010, the Group granted 150,000 restricted shares to one executive officer to replace options previously granted under the 2008 Plan. The purchase price of the restricted shares of $5.58 per share is payable at the time of vesting, which was also the exercise price of the options that were replaced. The vesting and other requirements imposed on the restricted shares were the same as under the original option grant. As a result, the Group is accounting for the restricted shares as options. The modification did not result in any incremental compensation expense. In May 2012, the Company modified the purchase price of the unvested restricted shares as of May 21, 2012 from $5.58 per share to zero, but other conditions remaining unchanged. The Company compared the fair value of the modified restricted shares against the original awards as of the modification date and concluded that there is $0.2 million incremental compensation cost to be recognized in the next 2 years. On August 6, 2014, the Group granted 19,375 restricted shares to independent directors to replace options previously granted and modify the purchase price of the unvested restricted shares from $37.03 per share to zero, but other conditions remaining unchanged. The Company compared the fair value of the modified restricted shares against the original awards as of the modification date and concluded that there is $0.3 million incremental compensation cost to be recognized in the next 2 years.

A summary of non-vested restricted share activity during the year ended December 31, 2014 is presented below:

Non-vested restricted shares	Number of non-vested restricted shares	Weighted-average grant-date fair value
		$
Non-vested as of January 1, 2014	555,282	11.90
Granted	83,000	27.81
Vested	(278,779)	12.71
Forfeited	(118,561)	19.66
Converted from options	19,375	31.64
Non-vested as of December 31, 2014	260,317	14.03

The total fair value of non-vested restricted shares vested in 2012, 2013 and 2014 was $2,144,851, $2,702,791 and $3,543,512, respectively. The fair value of non-vested restricted shares was computed based on the fair value of the Group’s ordinary shares on the grant date. As of December 31, 2014, there was $4,526,236 in total unrecognized compensation expense related to such non-vested restricted shares, which is expected to be recognized over a weighted-average period of 1.94 years.